UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 299-2295

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Zacks Multi-Cap Opportunities Fund
Annual Report November 30, 2007

Zacks

Zacks Multi-Cap Opportunities Fund

Dear Shareholder:

We are pleased to submit the annual shareholder report for the Zacks Multi-Cap Opportunities Fund. This report discusses performance from December 1, 2006 through November 30, 2007. The Fund’s primary investment objective is to provide capital appreciation. Its secondary objective is to provide shareholders with income through dividends. Zacks Investment Management, Inc. (“ZIM”) seeks to achieve these objectives by investing in a broadly diversified portfolio of equity securities that are allocated opportunistically to various capitalizations, styles, sectors and industries. ZIM is a subsidiary of Zacks Investment Research, Inc., a pioneer in the use of earnings-based research.

For the twelve-month period ended November 30, 2007, the Fund’s Class A Shares generated a total return of 14.37%. The Fund’s average annual return since its inception date of December 5, 2005, was 12.46%. If the maximum sales charges of 5.75% had been included, returns would have been lower. The Fund’s total annual operating expenses were 1.65% as set forth in the Fund’s prospectus dated April 1, 2007. (Please see page 7 for complete performance information and adjusted returns of all share classes.) The Fund surpassed the returns of its benchmark, the Russell 3000® Index, which returned 7.05% for the twelve-month period ended November 30, 2007. The Russell 3000® Index is a broadly diversified and unmanaged index that tracks the performance of approximately 3,000 of the largest publicly-traded U.S. stocks. Index returns reflect the reinvestment of all distributions. It is not possible to invest directly in an index. The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance maybe lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-888-453-4003.

To learn more about the Fund’s investment strategy and performance, we encourage you to read the Questions & Answers section of the report beginning on page 2. In it, you’ll find information on the investment philosophy and discipline of ZIM, their views on the overall market environment and information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please call (888) 453-4003 for account information.

Sincerely,

Benjamin L. Zacks	Mitch E. Zacks
Portfolio co-manager	Portfolio co-manager
Zacks Multi-Cap Opportunities Fund	Zacks Multi-Cap Opportunities Fund

The Zacks Multi-Cap Opportunities Fund is distributed by Grand Distribution Services, LLC. This material must be preceded or accompanied by a current prospectus.

Zacks Multi-Cap Opportunities Fund
Questions & Answers

The Zacks Multi-Cap Opportunities Fund (the “Fund”) is managed by Zacks Investment Management, Inc. In the following interview, Portfolio Co-Managers Ben Zacks and Mitch Zacks discuss how they structured the portfolio and how the Fund performed during the twelve-month period ended November 30, 2007.

Benjamin L. Zacks, Senior Portfolio Manager
Benjamin L. Zacks, Senior Portfolio Manager at Zacks Investment Management, Inc. has served as Portfolio co-manager of the Fund since its inception and provides a qualitative, fundamental overview of securities selected through the quantitative process. Mr. Zacks founded Zacks Investment Management, Inc. in 1991 and has served in his current position since that time. Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

Mitch E. Zacks, Portfolio Manager
Mitch E. Zacks, Portfolio Manager at Zacks Investment Management, Inc., has served as portfolio co-manager of the Fund since its inception and oversees the modeling and quantitative process. Mr. Zacks joined Zacks Investment Management, Inc. in 1996 and has been a Portfolio Manager with the firm since 1999. Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.

How did the Fund perform in this period?

The Fund’s Class A Shares, returned 14.37% from December 1, 2006, through November 30, 2007. This return exceeded the 7.05% return of the Fund’s benchmark, the Russell 3000® Index, and the 7.72% return of the Standard & Poor’s 500 Index (“S&P 500”) for the same period. (Please see page 7 for complete performance information for both share classes and sales charge adjusted returns.)

Before we discuss the specific attributes of the Fund’s performance, will you remind us of the Fund’s objective and how you seek to achieve it?
The Fund’s primary investment objective is capital appreciation. The Fund’s secondary objective is to provide shareholders with income through dividends. We seek to achieve the Fund’s objectives by investing in a varied portfolio of equity securities chosen based on decades of earnings research, a stock ranking model provided by our parent company, Zacks Investment Research, Inc., and by thorough fundamental research.

The Fund’s investment strategy is two-pronged. Mitch Zacks conducts the quantitative screening of stock candidates by employing the Zacks Rank model. I, Ben Zacks, then apply extensive qualitative, bottom-up fundamental analysis on the potential candidates for investment. I consider 25 fundamental factors related to margins, growth rates, and price-to-earnings ratios. Together we construct the portfolio and continually evaluate the stocks in each sector against one another and as an input for buy and sell decisions, keeping a keen eye on the impact that each addition or deletion will have on the overall risk level of the Fund. We invest in a large number of stocks and diversify the Fund’s portfolio across sectors, industries and market capitalizations. Sector and market capitalization positioning is determined on a bottom-up basis by the areas in the market experiencing the most favorable trends in estimate revisions. We rely on our firm’s research to help guide us to sectors in the market that we believe have been more responsive to estimate revisions, and this analysis is used to determine sector weights. Sector weights are continually evaluated and adjusted if necessary because we believe strong portfolio performance over time comes from appropriate sector positioning.

We seek to add value for shareholders in three ways. First, we strive to efficiently execute the Zacks Rank model. Second, we seek to invest in stocks that have received revised upward earnings estimates before their prices move higher. Finally, we implement risk management techniques through diversification at both sector and security levels. We believe our disciplined process results in a portfolio that has the potential to perform well in a variety of market environments.

Zacks Investment Research and the Zacks Rank
Zacks Investment Research, Inc. is the parent of Zacks Investment Management, Inc. and has studied the brokerage community and provided research on Wall Street opinions to institutional and individual investors for nearly 30 years. Zacks Investment Research covers 4,000 companies and accumulates research from more than 3,500 investment analysts from more than 185 U.S. and Canadian brokerage firms. Zacks Investment Research believes that revisions in analysts’ earnings estimates are critical in determining stock price direction.

The Zacks Rank is a ranking system that is based on a quantitative model that uses four factors related to earnings estimates to classify stocks into five groups. It is a sensitive indicator that is updated daily. Only 5% of the stock universe will be a Zacks #1 rank (strong buy). More importantly, at all times, approximately the same number of stocks are assigned a Zacks #5 rank (strong sell). Zacks believes this equality between strong buy and strong sell recommendations makes the Zacks Rank a more reliable indicator than individual brokerage recommendations

Zacks Multi-Cap Opportunities Fund
Questions & Answers

Which investment decisions had the greatest effect on the Fund’s performance?

In 2007, stocks rallied through the summer months and into October when several of the major indexes, including the Dow and the S&P 500, hit record highs. Throughout the year investors appeared aware of and concerned about the subprime mortgage risks, but few understood the full extent of the problems until the fourth quarter. In November, the financial sector suffered declines following credit-related write-downs by several major banks. The Fund held up nicely during this volatile period, primarily because of the Fund’s relative underweighting in the Financials sector. Due in large part to our concerns about the credit market, we have been decreasing the Fund’s exposure to financial stocks throughout the year. Currently the Fund has the lowest relative exposure to the Financials sector since its inception.

The Fund also benefitted this year from its exposure to large-cap stocks. Large-cap stocks outperformed small-cap stocks throughout the year as we believe that they benefitted from an anticipation that they will better weather a slow-expanding economy. Larger capitalization companies bested their smaller capitalization brethren by approximately 7 percentage points (using the Russell®1000 and Russell® 2000 indexes as proxies for large- and small-cap stocks, respectively). Large cap-stocks also have delivered consistent earnings growth, and have traded at levels that we believe are historically undervalued. Additionally, these firms tended to have a presence globally, providing more sources of revenue than their small-cap counterparts. This added to performance for the year as the Fund has an approximate 65% weighting in large-cap stocks.

Zacks Multi-Cap Opportunities Fund
Questions & Answers

Overall the Fund’s sector and market cap allocations proved to be a successful strategy in this volatile period. In 2008, we will we continue to move into areas of the market that are experiencing positive earnings estimate revisions and improving fundamentals.

Please tell us about your outlook for the economy and equities for 2008.

The value in the equity markets is clearly being reflected by the actions of company insiders. We believe most acquisitions being announced and consummated remain cash acquisitions, indicating that corporate executives see their stock as relatively undervalued. Additionally, insider buying remains robust and stock buybacks remain historically strong. 2007 saw a reduction in over $400 billion of stock through privatizations and stock buybacks. The private equity market, although tarnished, remains alive and while some deals have been canceled or adjusted, new ones continue to be announced.

Given the current and expected growth in foreign economies versus the outlook for U.S. growth, combined with the weak U.S. dollar, the fundamentals have been and continue to lead us to increasing the Fund’s investment in larger-cap multi-national companies in the fund.

We believe low interest rates worldwide, very accommodative foreign central banks, strong international GDP growth and reasonable equity valuations will continue to lend support to stock prices. Ultimately, we see the market heading higher but at a slower rate than it has historically.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

The Fund has a limited history of operations.

Investment Risk. An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks of Mid-Cap and Small-Cap Companies. The securities of small-cap or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

Zacks Multi-Cap Opportunities Fund
Questions & Answers

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives can vary widely and there is no guarantee that they will be paid at all.

Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund’s investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Please refer to the prospectus for more complete risk information.

In addition to the risks described, there are certain other risks related to investing in the Fund. These risks are described further in the Prospectus and Statement of Additional Information.

Zacks Multi-Cap Opportunities Fund
Fund Expenses November 30, 2007

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A Shares and contingent deferred sales charges on redemption of Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/07 to 11/30/07.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		06/01/07	11/30/07	06/01/07 - 11/30/07
Class A
	Actual Performance	$1,000.00	$1,016.60	$8.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.80	8.34
Class C
	Actual Performance	1,000.00	1,012.50	12.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.04	12.11

*
Expenses are equal to the Fund’s annualized expense ratio of 1.65% and 2.40% for Class A and Class C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the semi-annual period). The expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Zacks Multi-Cap Opportunities Fund
Fund Performance and Fund Summary November 30, 2007

This graph compares a hypothetical $10,000 investment in the Fund's Class A shares, made at its inception and including payment of the maximum sales charge of 5.75%, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains. Results for the Fund's Class C shares would be different.

The Russell 3000 Index is a broad representation of the U.S. equity market. The index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not possible to invest in an index. Index data source:
www.russell.com.
Total Returns as of November 30, 2007
		Since Inception*
Share Class	One Year	(annualized)
Unadjusted for sales charges or CDSC
Class A	14.37%	12.46%
Class C	13.45%	11.56%

Adjusted for the maximum sales charge or CDSC
Class A	7.80%	9.16%
Class C	12.45%	11.56%
* Inception date 12/5/05.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.
Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance maybe lower or higher than the performance information quoted.

Total returns adjusted for the maxium sales charge or CDSC reflect payment of the maximum sales charge of 5.75% for Class A shares and the contingent deferred sales charge of 1.00% for Class C shares if redeemed within 12 months of purchase and 0.50% if Class C shares are redeemed during months 13-18. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

Sector Breakdown	% of Net Assets	Top Ten Holdings	% of Net Assets
Information Technology	23.0%	Priceline.com, Inc.	2.4%
Health Care	16.5%	Intuitive Surgical, Inc.	2.4%
Consumer Discretionary	13.4%	Chevron Corp.	2.3%
Industrials	11.3%	AT&T, Inc.	2.2%
Consumer Staples	10.6%	McDonald's Corp.	2.0%
Financials	7.9%	eBay, Inc.	1.8%
Energy	4.8%	Harris Corp.	1.8%
Telecommunication Services	3.2%	Pepsico, Inc.	1.8%
Utilities	2.4%	ConocoPhillips	1.7%
Materials	2.1%	VeriFone Holdings, Inc.	1.6%
Investment Companies	1.5%	Sectors and holdings are as a percentage of net assets,
Total Investments	96.7%	and are subject to change daily. The above summaries are
Other Assets in excess of Liabilities	3.3%	provided for informational purposes only, and should not
Net Assets	100.0%	be viewed as recommendations.

Zacks Multi-Cap Opportunities Fund
Portfolio of Investments November 30, 2007

Number
of Shares		Value
	Common Stocks - 96.7%
	Consumer Discretionary - 13.4%
195	Avery Dennison Corp.	$ 10,161
414	Big Lots, Inc.	7,729
165	Costco Wholesale Corp.	11,121
662	Goodyear Tire & Rubber Co. (The) (a)	19,033
433	Hasbro, Inc.	12,025
274	Marriott International, Inc. - Class A	10,275
486	McDonald's Corp.	28,416
208	McGraw-Hill Cos., Inc. (The)	10,209
291	Phillips-Van Heusen Corp.	12,344
300	Priceline.com, Inc. (a)	34,140
761	Saks Inc.	15,677
190	The Men's Wearhouse, Inc.	6,559
52	Wabco Holdings. Inc.	2,442
250	Wal-Mart Stores, Inc.	11,975
		192,106

	Consumer Staples - 10.6%
438	Archer-Daniels-Midland Co.	15,921
271	Colgate-Palmolive Co.	21,702
250	Corn Products International, Inc.	9,832
555	Hain Celestial Group, Inc. (a)	18,359
187	Kimberly-Clark Corp.	13,054
641	Kroger Co.	18,429
324	Pepsico, Inc.	25,006
162	Procter & Gamble Co.	11,988
405	Safeway, Inc.	14,094
88	Sanderson Farms, Inc.	2,733
		151,118

	Energy - 4.8%
370	Chevron Corp.	32,475
310	ConocoPhillips	24,812
299	St. Mary Land & Exploration Co.	11,751
		69,038

	Financials - 7.9%
232	Aon Corp.	11,593
320	Bank of America Corp.	14,762
113	Franklin Resources, Inc.	13,919
196	Hartford Financial Services Group	18,683
299	Metlife, Inc.	19,611
284	State Street Corp.	22,689
372	W.R. Berkley Corp.	11,376
		112,633

	Health Care - 16.5%
316	Baxter International, Inc.	$ 18,919
238	Becton Dickinson & Co.	19,690
190	Cephalon, Inc. (a)	14,235
496	Dentsply International, Inc.	21,219
103	Genentech, Inc. (a)	7,854
103	Intuitive Surgical, Inc. (a)	33,751
271	Johnson & Johnson	18,357
153	Medco Health Solutions, Inc. (a)	15,298
588	Schering-Plough Corp.	18,404
417	St. Jude Medical, Inc. (a)	16,576
361	Teva Pharmaceutical SP-ADR	16,111
347	Thermo Fisher Scientific, Inc. (a)	20,001
187	WellPoint, Inc. (a)	15,747
		236,162

	Industrials - 11.3%
289	Actuant Corp. - Class A	9,153
261	Barnes Group, Inc.	8,081
177	Boeing Co.	16,380
363	Emerson Electric Co.	20,698
322	Gardner Denver, Inc. (a)	10,661
268	Goodrich Corp.	19,106
263	Macquarie Infrastructure Co. Trust	10,599
285	Raytheon Co.	17,627
260	Snap-On, Inc.	12,709
171	Terex Corp. (a)	11,021
123	Triumph Group, Inc.	9,995
337	Watson Wyatt Worldwide, Inc. - Class A	15,519
		161,549

	Information Technology - 23.0%
328	Autodesk, Inc. (a)	15,445
309	Automatic Data Processing, Inc.	13,924
321	Bally Technologies, Inc. (a)	13,386
493	Ciena Corp. (a)	21,682
603	Cisco Systems, Inc. (a)	16,896
492	Citrix Systems, Inc. (a)	18,194
417	Comverse Technology, Inc. (a)	6,755
297	Diodes, Inc. (a)	8,738
767	eBay, Inc. (a)	25,718
399	Harris Corp.	25,045
390	Hewlett-Packard Co.	19,953
127	International Business Machines Corp.	13,358
288	MEMC Electronic Materials, Inc. (a)	22,343
593	Microsoft Corp.	19,925
813	Oracle Corp. (a)	16,406
218	Sierra Wireless, Inc. (a)	3,508
495	Synopsys, Inc. (a)	$ 12,182
500	Texas Instrument, Inc.	15,785
293	URS Corp. (a)	16,845
481	VeriFone Holdings, Inc. (a)	23,102
		329,190

	Materials - 2.1%
271	Albemarle Corp.	11,962
641	Packaging Corp. of America	18,134
		30,096

	Telecommunication Services - 3.2%
214	America Movil S.A. de C.V. - ADR (Mexico)	13,195
835	AT&T, Inc.	31,905
		45,100

	Utilities - 2.4%
229	California Water Service Group	8,947
360	DPL, Inc. (a)	10,901
289	Integrys Energy Group, Inc.	14,742
		34,590

	Total Common Stocks - 95.3%
	(Cost $1,173,695)	1,361,582

	Exchange-Traded Funds - 1.5%
496	Utilities Select Sector SPDR Fund
	(Cost $16,838)	21,194

	Total Investments - 96.7%
	(Cost $1,190,533)	1,382,776
	Other Assets in excess of Liabilities - 3.3%	46,500
	Net Assets - 100.0%	$ 1,429,276

ADR - American Depositary Receipt
(a) Non-income producing security.

Zacks Multi-Cap Opportunities Fund
Statement of Assets and Liabilities
November 30, 2007

Assets
Investments in securities, at value (cost $1,190,533)	$ 1,382,776
Cash	75,726
Receivables:
Securities sold	3,048
Dividends	2,573
From Advisor	70,710
Prepaid expenses	678
Total assets	1,535,511

Liabilities
Payable for securities purchased	5,390
Accrued distribution and service plan fees	476
Accrued expenses and other liabilities	100,369
Total liabilities	106,235

Net Assets	$ 1,429,276

Composition of Net Assets
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$ 1,160,745
Accumulated net realized gains on investments	76,288
Net unrealized appreciation on investments	192,243
Net Assets	$ 1,429,276

Maximum Offering Price per Share
Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$1,130,581 and 59,699 shares of beneficial interest issued and outstanding)	$ 18.94
Maximum sales charge (5.75%* of offering price)	1.16
Maximum offering price to public	$ 20.10

Class C Shares:
Net asset value and offering price per share (Based on net assets of
$298,695 and 16,020 shares of beneficial interest issued and outstanding)	$ 18.64

* On sales of $50,000 or more, the sales charge will be reduced.

See notes to financial statements.

Zacks Multi-Cap Opportunities Fund
Statement of Operations
For the Year Ended November 30, 2007

Investment Income
Dividends (net of foreign withholding taxes of $11)	$ 16,507
Interest	1,104
Total income		$ 17,611

Expenses
Offering costs	1,096
Professional fees	63,081
Printing	42,769
Transfer agent fees and expenses	54,695
Custody	13,993
Registration	14,598
Trustees' fees and expenses	11,558
Advisory fee	12,483
Fund accounting	3,115
Distribution (12b-1) and service fees (attributed to Class A
and C of $2,568 and $3,596, respectively)	6,164
Insurance	1,785
Administration fee	555
Miscellaneous	173

Total expenses		226,065
Investment advisory fee waived		(12,483)
Other expenses waived or reimbursed		(188,000)
Net expenses		25,582
Net investment loss		(7,971)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		113,800
Net unrealized appreciation		75,016
Net realized and unrealized gain on investments		188,816

Net Increase in Net Assets from Operations		$ 180,845

See notes to financial statements.

Zacks Multi-Cap Opportunities Fund
Statement of Changes in Net Assets

	For the Year Ended November 30, 2007	For the Period December 5, 2005* through November 30, 2006
Operations
Net investment loss	$ (7,971)	$ (3,470)
Net realized gain (loss) on investments	113,800	(29,541)
Net change in unrealized appreciation on investments	75,016	117,227
Net increase in net assets resulting from operations	180,845	84,216

Capital Transactions
Net proceeds from shares sold	358,320	1,289,964
Cost of shares repurchased	(444,627)	(44,442)
Net change in net assets from capital transactions	(86,307)	1,245,522

Total increase in net assets	94,538	1,329,738

Net Assets
Beginning of period	1,334,738	5,000
End of period	$ 1,429,276	$ 1,334,738

* Commencement of investment operations.
See notes to financial statements.

Zacks Multi-Cap Opportunities Fund
Class A Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2007	For the Period December 5, 2005** through November 30, 2006
Net Asset Value, Beginning of Period	$ 16.56	$ 15.00
Income from Investment Operations
Net investment loss	(0.06)	(0.04)	(a)
Net realized and unrealized gain on investments	2.44	1.60
Total from investment operations	2.38	1.56
Net Asset Value, End of Period	$ 18.94	$ 16.56

Total return* (b)	14.37%	10.40%	***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$ 1,131	$ 917
Ratio of expenses to average net assets*	1.65%	1.65%	(c)
Ratio of net investment loss to average net assets*	(0.37%)	(0.29%)	(c)
Portfolio turnover rate	69%	93%	***

*	If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	16.27%	41.38%	(c)
Ratio of net investment loss to average net assets	(14.99%)	(40.02%)	(c)

** Commencement of investment operations
*** Non-annualized
(a) Based on average shares outstanding during the period.
(b)	Does not include payment of maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c) Annualized.

See notes to financial statements.

Zacks Multi-Cap Opportunities Fund
Class C Financial Highlights

Per Share Operating Performance for a Share Outstanding Throughout the Period	For the Year Ended November 30, 2007	For the Period December 5, 2005** through November 30, 2006
Net Asset Value, Beginning of Period	$ 16.43	$ 15.00
Income from Investment Operations
Net investment loss	(0.26)	(0.15)	(a)
Net realized and unrealized gain on investments	2.47	1.58
Total from investment operations	2.21	1.43
Net Asset Value, End of Period	$ 18.64	$ 16.43

Total return* (b)	13.45%	9.53%	***

Ratios and Supplemental Data
Net assets, end of period (thousands)	$ 299	$ 418
Ratio of expenses to average net assets*	2.40%	2.40%	(c)
Ratio of net investment income to average net assets*	(1.16%)	(1.04%)	(c)
Portfolio turnover rate	69%	93%	***

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	16.39%	42.13%	(c)
Ratio of net investment loss to average net assets	(15.14%)	(40.77%)	(c)

** Commencement of investment operations.
*** Non-annualized
(a) Based on average shares outstanding during the period.
(b)	Does not assume payment of maximum CDSC of 1% charged on certain redemptions made within one year of purchase and 0.50% if redeemed during months 13-18 (applicable to shares purchased after March 31, 2006).
If the sales charge was included total returns would be lower. These returns include Rule 12b-1 fees of up to 1%
and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
(c) Annualized.

See notes to financial statements.

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007

Note 1 - Organization:
Zacks Multi-Cap Opportunities Fund (formerly, Claymore/Zacks Multi-Cap Opportunities Fund) (the ‘‘Fund’’) is organized as a diversified series of Claymore Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide capital appreciation and, to a lesser extent, income through dividends. The Fund will invest primarily in a diversified portfolio of equity securities. The Fund commenced investment operations on December 5, 2005, with two classes of shares, Class A and Class C.

Note 2 - Accounting Policies:
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.

(c) Federal Income Taxes
The Fund policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

(d) Distributions to Shareholders
Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007 continued

The character of distribution made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to difference in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 - Investment Advisory Agreement and Other Agreements:
For the year ended November 30, 2007, Claymore Advisors, LLC (the “Adviser”) served as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (the “Agreement”), the Adviser had overseen the activities of Zacks Investment Management, Inc. (the Fund’s “Sub-Adviser”) for a fee, payable monthly, equal to an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser had contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.65% and 2.40% of the Fund's average daily net assets for Class A Shares and Class C Shares, respectively. This agreement was in effect until March 31, 2009. For the year ended November 30, 2007, the Adviser waived all of its advisory fees and reimbursed other expenses, including the administration fee, of $200,483. For a period of five years subsequent to the Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses previously waived or reimbursed during the prior three years, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit. At November 30, 2007, the amount of these potentially recoverable expenses was $471,183. Offering costs in the amount of $100,000 were incurred by the Fund, and were amortized over a one-year period from December 5, 2005.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; votes proxies; and pays the compensation of all officers of the Fund who are its affiliates. As compensation for its services, the Adviser paid the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.45% of the Fund’s average daily net assets.

On November 30, 2007, shareholders of the Fund approved a new investment advisory agreement with Zacks Investment Management, Inc. to become effective December 1, 2007 and the Sub-Advisory Agreement was terminated. Zacks Investment Management, Inc. has contractually agreed to maintain the current limitations on fund operating expenses through March 31, 2012. See “Note 11- Subsequent Events” for additional information on changes to the Fund.

Under a separate Fund Administration agreement, the Adviser provided fund administration services to the Fund for the year ended November 30, 2007. As compensation for services performed under the Administration Agreement, the Adviser received an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

NET ASSETS	RATE
First $200,000,000	0.04%
Next $300,000,000	0.03%
Next $500,000,000	0.02%
Over $1,000,000,000	0.01%

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007 continued

For the year ended November 30, 2007, the Adviser waived all of its administration fee. This Fund Administration agreement with the Adviser terminated on November 30, 2007.

The Bank of New York (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

U.S. Bancorp Fund Services, LLC acts as the Fund’s transfer agent. U.S. Bancorp is responsible for performing transfer agency services for the Fund.

For the year ended November 30, 2007, certain officers and trustees of the Fund were also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - Federal Income Taxes:
Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2007, the Fund had $700 of post-October capital losses which are deferred until December 1, 2007 for tax purposes.

At November 30, 2007, gross unrealized appreciation and depreciation of investments, based on cost of federal income tax purposes were as follows:

Cost of Investments	$1,191,011
Gross Unrealized Appreciation	$228,278
Gross Unrealized Depreciation	(36,513)
Net Unrealized Appreciation (Depreciation)	$191,765

The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of November 30, 2007 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$31,167
Undistributed long-term gains	46,299
Tax accumulated earnings	77,466
Accumulated capital and other losses	(700)
Unrealized appreciation on investments	191,765
Total accumulated earnings	$268,531

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007 continued

Note 5 - Capital Transactions:
For the year ended November 30, 2007, capital transactions were as follows:

	For the year ended		For the Period December 5, 2005
	November 30, 2007		Through November 30, 2006
	Shares	Value	Shares	Value
Sales:
Class A	17,881	$314,585	57,386	$892,366
Class C	2,428	43,735	25,901	397,598
Total Sales	20,309	$358,320	83,287	$1,289,964

Repurchases:
Class A	(13,522)	$(235,997)	(2,213)	$(34,870)
Class C	(11,857)	(208,630)	(618)	(9,572)
Total Repurchases	(25,379)	$(444,627)	(2,831)	$(44,442)

At November 30, 2007, Claymore Securities, Inc., an affiliate of the Adviser, owned 3,333 shares of each class of shares.

The Fund imposes a redemption fee of 2.00% of the total redemption amount on all shares redeemed or exchanged within 30 days of purchase or exchange into the Fund. The redemption fee is paid directly to the Fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. The Fund received $0 in redemption fees during the year ended November 30, 2007.

Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the value of the redemption. The CDSC will be imposed on most redemptions made within one year of the purchase for Class C Shares. For purchases made after March 31, 2006, a CDSC of 0.50% will be imposed on most redemptions made within months 13-18 of the purchase of Class C Shares. Sales charges do not represent expenses to the Fund. Claymore Securities, Inc. retained $1,235 in CDSC for the year ended November 30, 2007.

Note 6 - Investment Transactions:
For the year ended November 30, 2007, purchases and sales of investments, excluding short-term investments, were $934,709 and $1,040,433, respectively.

Note 7 - Distribution and Service Plan:
The Fund has adopted a distribution and service plan (the “Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of services to shareholders of each class and the maintenance of shareholder accounts. Annual fees under the Plan, of up to .25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets, are accrued daily. The annual fees for Class A Shares and Class C Shares are paid quarterly. The 12b-1 plan is used to induce or compensate financial intermediaries to provide distribution and/or services to the

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007 continued

Fund and their shareholders. Included in these fees are payments retained by Claymore Securities, Inc., which were approximately $3,428 for the year ended November 30, 2007.

Note 8 - Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - New Accounting Pronouncements:
On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Note 10 - Change in Independent Registered Public Accounting Firm
Ernst & Young, LLP (“E&Y LLP”) was previously the independent registered public accounting firm of the Fund. On December 3, 2007, E&Y LLP resigned as the accounting firm of the Fund and Tait, Weller & Baker LLP was engaged as the independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ended November 30, 2007. The decision was made by the Audit Committee of the Board of Trustees.

The audit report of E&Y LLP on the financial statements of the Fund for the period from December 5, 2005 (commencement of investment operations) through November 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the fiscal period ended November 30, 2006 and the subsequent interim period through December 3, 2007, there were no reportable events or disagreements with E&Y LLP on any matter of accounting principles of practices, financial statement disclosure, or auditing scope of procedures, which disagreements if not resolved to the satisfaction of E&Y would have cause them to make reference in connection with their opinion to the subject matter of the disagreements.

Zacks Multi-Cap Opportunities Fund
Note to FINANCIAL STATEMENTS November 30, 2007 continued

Note 11 - Subsequent Events
At the first meeting of the reconstituted Board of Trustees held on December 3, 2007, the individuals named on the “Officers” table on page 27 were elected officers of the Trust and the name of the Trust was changed to “Investment Managers Series Trust”. In addition, the Board of Trustees appointed the following new service providers: Grand Distribution Services, LLC (“GDS”), serves as the Fund’s Distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator effective December 3, 2007. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian effective January 14, 2008.

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of
Zacks Multi-Cap Opportunities Fund

We have audited the accompanying statement of assets and liabilities of the Zacks Multi-Cap Opportunities Fund (the “Fund”), a series of Investment Managers Series Trust, including the portfolio of investments, as of November 30, 2007, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period ended November 30, 2006 have been audited by other auditors, whose report dated January 17, 2007 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zacks Multi-Cap Opportunities Fund as of November 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 11, 2008

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Special Meeting Of Shareholders
On November 16, 2007 and on November 30, 2007, shareholders of the Fund (formerly, Claymore/Zacks Multi-Cap Opportunities Fund (the “Fund”) approved 1) the election of a new Board of Trustees, and 2) a new Investment Advisory Agreement with Zacks Investment Management, Inc. (“ZIM”), respectively. The new Investment Advisory Agreement became effective December 1, 2007. On the record date for these meetings, there were 76,104 shares outstanding. A brief description of each matter voted upon as well as the voting results are outlined below.

1. Election of a new Board of Trustees.

The percentage of shares outstanding and entitled to vote that were present by proxy were 41.87%. The number of votes were as follows:

Name	For	Against	Withheld	Total
Charles H. Miller	31,867	--	--	31,867
Ashley Toomey Rabun	31,867	--	--	31,867
William H. Young	31,867	--	--	31,867
John P. Zader	31,867	--	--	31,867

2. Approve the new advisory agreement between the Fund and Zacks Investment Management, Inc., to become effective December 1, 2007.

The percentage of shares outstanding and entitled to vote that were present by proxy were 55.99%. The number of votes were as follows:

For	Against	Withheld	Total
42,607	--	--	42,607

Board Considerations of New Investment Advisory Agreement with Zacks Investment Management, Inc.

Note: On November 16, 2007, shareholders of the Trust elected four Trustees (the “New Board”) to replace the then serving Trustees (the “Old Board”), who had determined not to continue as Trustees of the Trust. Prior to the election of the New Board, the Old Board approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Trust, on behalf of the Fund, and Zacks Investment Management, Inc. (“ZIM”). Shareholders of the Fund subsequently approved the New Investment Advisory Agreement on November 30, 2007. The following discussion is a summary of the factors considered by the Old Board in connection with approving the New Investment Advisory Agreement. All references to the “Board,” the “Independent Trustees” and the “Nominating and Governance Committee” refer solely to the Old Board.

The Nominating and Governance Committee of the Board most recently reviewed the Fund’s prior sub-advisory agreement with ZIM (the “ZIM Subadvisory Agreement”) at its meetings held on April 5 and 16, 2007. ZIM presented the Nominating and Governance Committee with information at that time regarding ZIM and the Fund’s performance. ZIM updated that information and provided such updated information to the Nominating and Governance Committee and the Board at its October 16, 2007 meeting, at the Board’s request.

Based upon its review, the Nominating and Governance Committee recommended and the Board concluded that it was in the best interests of the Fund to approve the New Investment Advisory Agreement. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors. The Board adopted the considerations and conclusions of the Nominating and Governance Committee.

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

In considering the New Investment Advisory Agreement, the Board noted that, except for the identity of the company serving as investment adviser, there is to be no significant change in the material terms of the existing investment advisory agreement, including that there will be no change in the contractual fee owed by the Fund for the investment advisory services provided by its investment adviser. In addition, the Board noted that the management of the Fund’s assets would continue to be performed by Mitch E. Zacks and Benjamin L. Zacks as co-portfolio managers.

With respect to the nature, extent and quality of services provided by ZIM under the ZIM Subadvisory Agreement, the Board considered the qualifications, experience, good reputation, and skills of ZIM’s portfolio management and other key personnel. The Board also noted ZIM’s willingness to assume the role of investment adviser and the additional responsibilities associated with that role. The Board reviewed information regarding ZIM’s financial statements and ongoing business strategies. The Board also considered ZIM’s success in achieving the Fund’s primary investment objective of providing capital appreciation and secondary objective of providing income through dividends. The Board concluded that ZIM was qualified to provide the services under the New Investment Advisory Agreement.

In evaluating the Fund’s investment performance in April 2007, the Board reviewed the Fund’s investment performance on a total return basis relative to the Russell 3000® Index and to a peer group of funds identified by Lipper Inc. (each member of which employs a multi-cap growth strategy) for the one year and since inception periods ended February 28, 2007, along with ZIM’s efforts in meeting the Fund’s investment objectives. The Board noted that the Fund achieved positive absolute performance, outperformed the peer funds (noting the slight underperformance compared to the relevant index) on a total return basis during the relevant periods, and further noted the period of time being reviewed was relatively short. At its October meeting, the Board reviewed the total return (unadjusted for sales charges) of the Fund’s Class A shares compared to the Russell 3000® Index and the S&P 500 Index from the January 1, 2007 and since inception (December 5, 2005) periods ended September 30, 2007 and concluded that the Fund had continued to achieve positive absolute performance and exceeded the performance of both indices over the periods reviewed.

With respect to the Fund’s advisory fee, the Board noted that the advisory fee to be paid by the Fund would not change as compared to the advisory fee paid to the previous investment adviser, despite the increase in the fee to be received by ZIM (0.90% under the New Investment Advisory Agreement, compared to 0.45% under the ZIM Subadvisory Agreement). However, as a result of ZIM’s commitment to limit the expenses of the Fund, ZIM will contractually agree to waive the advisory fee consistent with the limit on expenses through 2012 if the New Investment Advisory Agreement is approved. The Board also noted that it had considered the Fund’s advisory fee in comparison to the advisory fees of comparable funds in April 2007. In light of the foregoing, the Board concluded that the advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by ZIM from its relationship with the Fund, the Board reviewed information regarding the estimated expenses of ZIM in providing services under the New Investment Advisory Agreement, including ZIM’s agreement to waive advisory fees and otherwise limit expenses payable by shareholders which is anticipated to result in no profit to ZIM in the near term.

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board considered the extent to which economies of scale with respect to the advisory services provided to the Fund would be realized as the Fund grows, and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board noted the small size of the Fund and concluded that there were no economies of scale at this point in time.

The Board considered other benefits derived by ZIM from its relationship with the Fund and noted ZIM’s statement that it does not use soft dollars. The Board concluded that the advisory fee was reasonable, taking into account these benefits.

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 453-4003. The Trustees and officers of the Zacks Multi-Cap Opportunities Fund and their principal occupations during the past five years are as follows:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
“Non-Interested” Trustees:
Charles H. Miller (born 1947) Trustee	Since November 16, 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a provider of technology and services to asset management firms (1997-present).	1	None.
Ashley Toomey Rabun (born 1952) Trustee and Chairperson of the Board	Since November 16, 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	1	None.
William H. Young (born 1950) Trustee	Since November 16, 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	1	None.

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers
John P. Zader† (born 1961) Trustee and President	Since November 16, 2007 as Trustee and December 3, 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, US Bancorp Fund Services, a mutual and hedge fund service provider (1988-2006).	1	None.
Eric M. Banhazl † (born 1957) Trustee and Vice President	Since January 9, 2008 as Trustee and December 3, 2007 as Vice President	President, Mutual Fund Administration Corp. since September 2006; Senior Vice President, U.S. Bancorp Fund Services, LLC from July 2001 to August 2006.	1	None.
Terrance P. Gallagher, CPA, JD (born 1958) Vice President and Chief Compliance Officer	Since December 3, 2007
Executive Vice President, UMB Fund Services, Inc. since March 2007; Director of Compliance, Unified Fund Services Inc. from October 2004 to March 2007; Partner, The Academy of Financial Services Studies and Precision Marketing Partners from December 1998 to October 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.
			N/A	N/A

Zacks Multi-Cap Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers (continued)
Rita Dam (born 1966) Treasurer/Assistant Secretary	Since December 3, 2007	Vice President, Mutual Fund Administration Corp. since October 2006; Vice President, U.S. Bancorp Fund Services, LLC from July 1994 to September 2006.	N/A	N/A
Joy Ausili (born 1966) Secretary/Assistant Treasurer	Since December 3, 2007	Vice President, Mutual Fund Administration Corp. since September 2006; Vice President, U.S. Bancorp Fund Services, LLC from May 1997 to August 2006	N/A	N/A

*	Address for all Trustees and officers: 803 West Michigan Street, Milwaukee, WI 53233-2301
**	Trustees serve until their successors have been duly elected. The Officers’ term of office is one year.
***
The Trust is currently comprised of two portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and affiliate of the Fund’s distributor, Grand Distribution Services, LLC, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corporation, the Fund’s co-administrator.

FUND INFORMATION

	TICKER	CUSIP

Zacks Multi-Cap Opportunities Fund Class A	CZOAX	461418 204

Zacks Multi-Cap Opportunities Fund Class C	CZOCX	461418 105

Privacy Principles of Zacks Multi-Cap Opportunities Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of Zacks Multi-Cap Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 453-4003 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 453-4003 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by calling the Fund at (888) 453-4003.

Zacks Multi-Cap Opportunities Fund
P.O. Box 2175
Milwaukee, Wisconsin 53202
Toll Free: 1-888-453-4003

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officers and principal financial officer.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not made any amendments to its code of ethics during the period covered by this report.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.
(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were approximately $17,500 and $80,000 for the fiscal periods ending November 30, 2007 and November 30, 2006, respectively.

(b) Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $0 and $0 for the fiscal periods ending November 30, 2007 and November 30, 2006, respectively.

(c) Tax Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were approximately $2,500 and $30,000 for the fiscal periods ending November 30, 2007 and November 30, 2006, respectively.

(d) All Other Fees: the aggregate fees billed for both the fiscal years ending November 30, 2007 and November 30, 2006 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0.

(e) Audit Committee Pre-Approval Policies and Procedures:

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for each of the last two fiscal periods of the registrant were $0.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not Applicable.

(b) Not Applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics of Principal Executive Officer and Chief Financial Officer. Filed herewith.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act. Filed herewith.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and 18 U.S.C. Section 1350. Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Investment Managers Series Trust

By:	/S/ John P. Zader

Name: John P. Zader

Title: President and Chief Executive Officer

Date:  February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ John P. Zader

Name: John P. Zader

Title: President and Chief Executive Officer

Date: February 7, 2008

By:	/S/ Rita Dam

Name: Rita Dam

Title: Treasurer and Chief Financial Officer

Date: February 7, 2008